RIVER CANYON TOTAL RETURN BOND FUND
(the “FUND”)
A SERIES OF THE ADVISERS INVESTMENT TRUST
Supplement dated April 26, 2021
to the Fund’s Summary Prospectus dated January 28, 2021
and to the
Prospectus and Statement of Additional Information dated January 28, 2021
In recognition of the fact that the Fund has been managed as a diversified fund pursuant to Section 5(b) of the Investment Company Act of 1940, as amended, since July 2018, effective immediately, the Fund has determined to continue to be managed as a diversified fund. As such, the following changes are being made to the Fund’s Prospectus, Statement of Additional Information, and Summary Prospectus:
Summary Prospectus
The following statement on page 4 in the Principal Investment Strategy section is deleted in its entirety: The Fund is non-diversified,
which means it may invest in a smaller number of companies than a diversified fund.
Further, the
Non-Diversified
Risk section on page 4 is deleted in its entirety.
Prospectus
The following statement on page 2 in the Principal Investment Strategy section is deleted in its entirety: The Fund is non-diversified,
which means it may invest in a smaller number of companies than a diversified fund.
Additionally, the following statement on page 7 in the Strategy section is deleted in its entirety: The Fund is non-diversified,
which means it can invest a greater percentage of its assets in any one issuer than a diversified fund.
Further, the
Non-Diversified
Risk sections on page 3 and 10 are deleted in their entirety.
Statement of Additional Information
The statement that the Fund is a
non-diversified
fund in the Description of the Trust and the Fund on page 1 is deleted in its entirety and replaced with the following: The Fund is a diversified fund.
This Supplement should be retained for future reference.